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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)   April 6, 2005
                                                       -----------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        MISSOURI                    0-13880                    43-1313242
(State of Incorporation)      (Commission File No.)           (IRS Employer
                                                           Identification No.)


201 Evans Lane, St. Louis, Missouri                               63121
(Address of principal executive officer)                        (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

            On April 6, 2005, Engineered Support Systems, Inc. issued a press release announcing the appointment of Gregory P. Boyer to its Board of Directors. Mr. Boyer was appointed to fill a vacant position on the Board of Directors and serves in the class of directors whose terms expire in 2007. Mr. Boyer will not be assigned to any committee of the Board of Directors at this time. A copy of that press release is filed as Exhibit 99 to this Form 8-K and is incorporated herein by reference in its entirety.



Item 9.01   Financial Statements and Exhibits.

            (c) The following exhibit is filed as part of this report:

            Exhibit Number                   Description
            --------------                   -----------

                  99 Press Release dated April 6, 2005, issued by Engineered Support Systems, Inc., relating to the appointment of a new director.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ENGINEERED SUPPORT SYSTEMS, INC.


Date: April 6, 2005       BY: /s/ Gary C. Gerhardt
     ---------------          ---------------------------------------------
                                  Gary C. Gerhardt
                                  Vice Chairman and Chief Financial Officer


                                EXHIBIT INDEX

Exhibit Number                         Description
--------------                         -----------

      99 Press Release dated April 6, 2005, issued by Engineered Support Systems, Inc., relating to the appointment of a new director.